INCOME TAXES (Details Narrative) - USD ($)	12 Months Ended
	Oct. 31, 2023	Oct. 31, 2022
Income Tax Disclosure [Abstract]
Operating loss carry forward	$ 12,102,000	$ 8,465,000
Operating loss expiration description	The net operating loss carry forwards generated from tax years ending after December 31, 2017 will not expire. Net operating loss carry forwards generated from tax years ending before January 1, 2018 expire after 20 years.
Operating loss valuation allowances	$ 1,341,000